                           [LOGO OF EXCELSIOR FUNDS]



                            Fixed Income Portfolios


                                 ANNUAL REPORT

                                 March 31, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S FIXED INCOME MARKET REVIEW......................................    2
ADVISER'S INVESTMENT REVIEWS
 Short-Term Government Securities Fund....................................    3
 Intermediate-Term Managed Income Fund....................................    4
 Managed Income Fund......................................................    5
STATEMENTS OF ASSETS AND LIABILITIES......................................    6
STATEMENTS OF OPERATIONS..................................................    7
STATEMENTS OF CHANGES IN NET ASSETS.......................................    8
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS..................    9
PORTFOLIOS OF INVESTMENTS
 Short-Term Government Securities Fund....................................   11
 Intermediate-Term Managed Income Fund....................................   12
 Managed Income Fund......................................................   13
NOTES TO FINANCIAL STATEMENTS.............................................   14
INDEPENDENT AUDITORS' REPORT..............................................   20
FEDERAL TAX INFORMATION...................................................   21
VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS.........................   21

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 .  Initial Purchase and Prospectus Information and Shareholder Services 1-800-
   446-1012 (From overseas, call 617-557-8280)
 .  Current Price and Yield Information 1-800-446-1012
 .  Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2000 was exciting and rewarding both domestically and abroad. In the U.S. and around the world, preparations for "Y2K" and millennium celebrations consumed everyone's thoughts. The U.S. economy was in the midst of an extraordinary expansion. Simultaneously, Europe prepared for and converted to a new central currency, the Euro. Meanwhile, Asia rebounded from fiscal turmoil in several key markets in early 1999.

  All the major domestic equity indices exhibited strong performance. As the fiscal year ended, the breadth of performance extended from the familiar large-capitalization stocks to the mid-sized and small-cap stocks. Technology stocks led all market sectors to new highs. This occurred, despite several interest rate hikes by the Federal Reserve Board. The rising interest rate environment and continued economic expansion seemed to temper only the performance of the fixed-income markets.

  Given the continued rate of expansion of the U.S. economy, we believe interest rate increases are inevitable. This environment will make the coming year a challenging one in the financial markets. We are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you meet your financial objectives.

  On May 31, 2000, U.S. Trust Corporation, parent of the advisers to the Excelsior Fund family ("U.S. Trust"), merged with a subsidiary of The Charles Schwab Corporation. Earlier in the month, shareholders of the Excelsior Funds approved new advisory contracts that will enable U.S. Trust to remain as the investment adviser to the Excelsior Funds after the merger. We look forward to participating in the benefits which the merger of such outstanding organizations may bring to Excelsior Funds.

                                          Sincerely,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

EXCELSIOR FUNDS, INC.                      ADVISER'S FIXED INCOME MARKET REVIEW
-------------------------------------------------------------------------------

  The fixed-income markets struggled during the first three quarters of the fiscal year ended March 31, 2000. At the outset of the year, the bond market came under increasing pressure in the second quarter, as inflation fears drove the yield on the long bond to over 6.0%.

  Continued signs of strength in the U.S. economy, rising oil prices, and an improving global outlook fueled investor concerns about rising inflation and led the Fed to announce a bias toward tightening monetary policy in May.

  However, solid evidence of inflation remained elusive. True to its indications, the Fed did in fact raise the federal funds rate by 25 basis points at the end of June, and signaled a return to a neutral bias.

  The challenging conditions persisted unabated in the second quarter. In the period, the Treasury curve moved barely at all. In many ways, the quarter was marked by uncertainty about interest rates, inflation, and economic growth. Economic growth proved to be relatively low in the first fiscal quarter, but stronger growth was expected in the second. Inflation concerns were propelled by higher oil prices, strong employment and some glimpses of wage pressure. Still, however, Producer Price Index and Consumer Price Index numbers remained moderate in the period, but eventually data published in a National Association of Purchasing Managers survey spooked the market. On the interest-rate front, everyone believed that the Fed was on hold after the June increase -- at least until its rate hike and return to a tightening bias late in the quarter.

  Municipal securities had a poor quarter as well, as the market showed disdain for longer-maturity securities in particular.

  Corporate, mortgage, asset-backed and government agency securities' yield to Treasury spreads were volatile as well. This was the result of unusually large issuance in the second quarter driven by concerns that liquidity would dry up at calendar year end on Y2K fears.

  The third quarter only saw more of the same challenges. Interest rates rose across the board, though taxables rose more than municipal securities.

  The fourth quarter, however, saw the fixed-income markets rally strongly -- though not across the board. While yields moved up at the short end of the Treasury yield curve, 5-year Treasuries were basically flat, 10-year issues were down, and the long bond declined.

  Still, the quarter began with yield increases for all maturities due to persistent concerns about economic growth and fear of additional Federal Reserve interest-rate hikes. In February, however, the government announced a $30 billion Treasury buyback, which ignited a rally -- though mostly at the long end. When the Fed increased rates again in March, the market seemed to take it as a sign that rate hikes were at (or nearing) an end, and the rally continued.

  Much the same was true for municipal securities, though as usual they lagged Treasuries. There wasn't much demand for long munis in the period, but a decline in supply kept the market in decent shape.

  On the taxable side, spreads widened through the first half of the quarter. Momentum picked up toward quarter end due to the announced Treasury buyback as well as news of possible limits on Treasury backing of the Government Sponsored Enterprises (FNMA, FHLMC, SLMA, FHLB, FFCB, and TVA).

EXCELSIOR FUNDS, INC.                     SHORT-TERM GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

  The Fund seeks to enhance income by investing in higher yielding sectors of the government securities market. These sectors include non-current Treasury issues and callable and non-callable Agency bonds. Specific sectors are emphasized based on historic yield relationships and projected relative price performance. This approach produces opportunity for income with a potential for capital appreciation. During the first three quarters, interest rates rose dramatically, and yields on Agency issues reached their widest levels in nearly a year. The Fund maintained a defensive posture, as the duration of security holdings was a short 1.6 years at the end of the second quarter and
1.4 at the end of the third -- which provided relative price stability in the rising rate environment. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. Holdings in U.S. Government Agency and Mortgage securities represented about two thirds of assets and provided added income. In the fourth quarter, the short end of the bond market under performed the rest of the market. Yields on two-year issues moved higher along the Treasury maturity spectrum. We increased the duration of the Fund slightly to 1.7 years to take advantage of higher yields. Mortgage holdings were increased to 13% of assets from 3% in December. Agency spreads widened, along with other spread sectors and in the two-year term were at their widest levels in this cycle. These securities are well represented in the portfolio and we believe they represent good value going forward.

                                                [GRAPH]

            -------------------------------------------------------
                         Short-Term Government Securities Fund+
            -------------------------------------------------------
                   Average Annual Total Return Ended on 3/31/00*
            -------------------------------------------------------
              1 Year      5 Years       Since Inception (12/31/92)
            -------------------------------------------------------
                     3.02%       5.39%                 4.84%
            -------------------------------------------------------


                     Short Term Government       Lehman Bros. Government
                         Securities Fund            1-3 Yr. Bond Index
           12/31/92             10,000                       10,000
            3/31/93             10,170                       10,220
            3/31/94             10,385                       10,490
            3/31/95             10,832                       10,950
            3/31/96             11,619                       11,790
            3/31/97             12,173                       12,420
            3/31/98             12,961                       13,350
            3/31/99             13,679                       14,164
            3/31/00             14,092                       14,680

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Short-Term Government Securities Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                     INTERMEDIATE-TERM MANAGED INCOME FUND
-------------------------------------------------------------------------------

  Through the first three fiscal quarters, the Fund remained invested in high-quality liquid securities. Corporates represented roughly a third of the Fund's market value. The mortgage and asset-backed sector represented another 40% of assets. The balance of assets was held in cash equivalents and government issues. The Fund maintained a duration slightly longer than its peers did; this caused a drag on performance, though the overweighing in the corporate and mortgage sectors in the third fiscal quarter resulted in above-median returns. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. In the final quarter, intermediate rates began to fall following a sharp decline in bond yields. The resulting inversion of the curve pushed intermediate yields above those of longer market benchmarks. In a slowing, low-inflation economy the added yield and potential for relative price appreciation makes intermediate securities attractive. The Fund remained invested in high quality securities with an average rating of AAA. Government-backed issues and cash reserves were 52% of assets. Corporates and AAA/AA-rated asset-backed and commercial mortgage-backed securities made up the balance. We feel this defensive structure gave the Fund a relatively lower risk level. The maturity distribution was moved toward the five-year maturity range from both shorter and longer holdings, reducing the "barbell" structure that the Fund has had. We think that this should provide potential for higher income and the best price action in anticipation of a slowing economy.


                                                [GRAPH]

            -------------------------------------------------------
                        Intermediate -Term Managed Income Fund+
            -------------------------------------------------------
                   Average Annual Total Return Ended on 3/31/00*
            -------------------------------------------------------
              1 Year      5 Years       Since Inception (12/31/92)
            -------------------------------------------------------
                     0.59%       6.38%                 5.67%
            -------------------------------------------------------


                           Intermediate Term       Lehman Bros. Government
                           MNGD Income Fund         /Corporate Bond Index
         12/31/92                    10,000                    10,000
          3/31/93                    10,386                    10,400
          3/31/94                    10,433                    10,660
          3/31/95                    10,949                    11,140
          3/31/96                    12,167                    12,220
          3/31/97                    12,562                    12,790
          3/31/98                    13,990                    14,020
          3/31/99                    14,832                    14,941
          3/31/00                    14,922                    15,250

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Intermediate-Term Managed Income Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers Intermediate Govt/Corp Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                        MANAGED INCOME FUND
--------------------------------------------------------------------------------


  In the first fiscal quarter, fixed income spread products widened due to heavy corporate bond supply and Federal Reserve tightening. The Fund was hurt by an overexposure to mortgage and asset-backed securities. The Fund also lagged with a slightly longer duration than the market as interest rates rose by about 55 basis points for intermediate maturities. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. We elected to maintain an overweighted position in this type of high-quality spread product that provides a generous yield pickup relative to Treasuries. In the second and third fiscal quarters, Fund performance picked up thanks to the addition of mortgage and asset-backed securities on spread widening, and favorable yield curve positioning. Given interest-rate uncertainty, we kept the duration close to the benchmark, waiting to extend until it appeared the Fed was approaching the end of its tightening cycle. In the fiscal fourth quarter, the Fund continued to benefit from its emphasis on high quality asset-backed securities, commercial mortgages, and Ginnie Mae securities. From a credit perspective, we will continue to overweight higher quality spread product until we feel lower quality bonds pay enough yield to compensate investors for the additional risk.


                                                      [GRAPH]

            -------------------------------------------------------
                                       Managed Income Fund+
            -------------------------------------------------------
                    Average Annual Total Return Ended on 3/31/00*
            -------------------------------------------------------
               1 Year                 5 Years              10 Years
            -------------------------------------------------------
                0.72%                  6.78%                 7.84%
            -------------------------------------------------------


              Lehman Brothers Govt/Corp Bond Index***      Managed Income Fund
     3/31/90                     10,000                              10,000
     3/31/91                     11,249                              11,336
     3/31/92                     12,529                              12,511
     3/31/93                     14,321                              14,480
     3/31/94                     14,716                              14,730
     3/31/95                     15,392                              15,328
     3/31/96                     17,072                              17,184
     3/31/97                     17,834                              17,688
     3/31/98                     20,043                              19,952
     3/31/99                     21,354                              21,138
     3/31/00                     21,713                              21,290


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Managed Income Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers Govt/Corp Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 **  Source: Lehman Brothers
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Funds, Inc.
Statements of Assets and Liabilities
March 31, 2000

                                                   Intermediate-
                                      Short-Term       Term
                                      Government      Managed       Managed
                                      Securities      Income         Income
                                         Fund          Fund           Fund
                                      -----------  -------------  ------------
  ASSETS:
   Investments, at cost--see
    accompanying portfolios.........  $67,660,719  $158,416,901   $227,080,124
                                      ===========  ============   ============
   Investments, at value (Note 1)...  $66,787,573  $154,314,360   $221,362,115
   Cash.............................          555        35,164        --
   Interest receivable..............      748,035     2,030,242      1,923,441
   Receivable for fund shares sold..       58,580       --               4,465
   Prepaid expenses.................        1,757         4,250          5,478
                                      -----------  ------------   ------------
   Total Assets.....................   67,596,500   156,384,016    223,295,499
  LIABILITIES:
   Payable for dividends declared...      265,921       788,682      1,079,120
   Payable for investments
    purchased.......................    3,475,197       --           1,508,855
   Payable for fund shares redeemed.    4,506,039         3,973        --
   Investment advisory fees payable
    (Note 2)........................        6,705        29,812        121,709
   Administration fees payable (Note
    2)..............................        4,337        16,160         22,648
   Administrative service fees
    payable (Note 2)................        8,110        20,429         10,420
   Directors' fees payable (Note 2).          451         1,083          1,626
   Due to custodian bank............      --            --              23,425
   Accrued expenses and other
    payables........................       22,540        40,597         48,171
                                      -----------  ------------   ------------
   Total Liabilities................    8,289,300       900,736      2,815,974
                                      -----------  ------------   ------------
  NET ASSETS........................  $59,307,200  $155,483,280   $220,479,525
                                      ===========  ============   ============
  NET ASSETS consist of:
   Undistributed (distributions in
    excess of) net investment
    income..........................  $    (1,884) $     (5,133)  $    173,040
   Accumulated net realized loss on
    investments.....................     (496,224)   (4,345,447)    (4,495,285)
   Unrealized depreciation of
    investments.....................     (873,146)   (4,102,541)    (5,718,009)
   Par value (Note 4)...............        8,627        22,965         25,776
   Paid in capital in excess of par
    value...........................   60,669,827   163,913,436    230,494,003
                                      -----------  ------------   ------------
  Total Net Assets..................  $59,307,200  $155,483,280   $220,479,525
                                      ===========  ============   ============
  Shares of Common Stock Outstanding
   (Note 4).........................    8,626,895    22,964,650     25,775,929
  NET ASSET VALUE PER SHARE.........        $6.87         $6.77          $8.55
                                            =====         =====          =====

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Operations
Year Ended March 31, 2000

                                                      Intermediate-
                                         Short-Term       Term
                                         Government      Managed      Managed
                                         Securities      Income       Income
                                            Fund          Fund         Fund
                                         -----------  ------------- -----------
  INVESTMENT INCOME:
   Interest income.....................  $ 3,389,826   $ 9,253,551  $13,565,606
                                         -----------   -----------  -----------
  EXPENSES:
   Investment advisory fees (Note 2)...      181,049       508,004    1,616,419
   Administration fees (Note 2)........       91,826       220,953      328,120
   Administrative servicing fees (Note
    2).................................       47,446       102,860       59,897
   Custodian fees......................       15,157        36,754       55,397
   Registration and filing fees........       12,670        13,204       14,478
   Shareholder servicing agent fees....       11,554        16,799       29,878
   Legal and audit fees................        6,395        15,293       19,271
   Shareholder reports.................        4,868        10,386       18,458
   Directors' fees and expenses (Note
    2).................................        1,655         3,814        5,822
   Miscellaneous expenses..............        2,133        16,036       16,362
                                         -----------   -----------  -----------
   Total Expenses......................      374,753       944,103    2,164,102
   Fees waived and reimbursed by in-
    vestment
    adviser and administrators (Note
    2).................................      (47,438)     (102,860)    (276,191)
                                         -----------   -----------  -----------
   Net Expenses........................      327,315       841,243    1,887,911
                                         -----------   -----------  -----------
  NET INVESTMENT INCOME................    3,062,511     8,412,308   11,677,695
                                         -----------   -----------  -----------
  REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 1):
   Net realized loss on security trans-
    actions............................     (518,006)   (4,090,886)  (4,413,800)
   Change in unrealized
    appreciation/depreciation of
    investments during the year........     (681,513)   (3,334,594)  (5,471,309)
                                         -----------   -----------  -----------
  Net realized and unrealized loss on
   investments.........................   (1,199,519)   (7,425,480)  (9,885,109)
                                         -----------   -----------  -----------
  Net increase in net assets resulting
   from operations.....................  $ 1,862,992   $   986,828  $ 1,792,586
                                         ===========   ===========  ===========


                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Changes in Net Assets

                                        Short-Term   Intermediate-
                                        Government   Term Managed     Managed
                                        Securities      Income         Income
                                           Fund          Fund           Fund
                                        -----------  -------------  ------------
  Year Ended March 31, 2000
  Net investment income...............  $ 3,062,511  $  8,412,308   $ 11,677,695
  Net realized loss on investments....     (518,006)   (4,090,886)    (4,413,800)
  Change in unrealized
   appreciation/depreciation of
   investments during the year........     (681,513)   (3,334,594)    (5,471,309)
                                        -----------  ------------   ------------
  Net increase in net assets resulting
   from operations....................    1,862,992       986,828      1,792,586
  Distributions to shareholders:
   From net investment income.........   (3,062,511)   (8,412,308)   (11,677,695)
   From net realized gain on
    investments.......................     (159,335)      --            (757,970)
  Increase in net assets from fund
   share transactions (Note 4)........    8,076,780    35,165,375     15,354,432
                                        -----------  ------------   ------------
  Net increase in net assets..........    6,717,926    27,739,895      4,711,353
  NET ASSETS:
   Beginning of year..................   52,589,274   127,743,385    215,768,172
                                        -----------  ------------   ------------
   End of year (1)....................  $59,307,200  $155,483,280   $220,479,525
                                        ===========  ============   ============
   (1) Including undistributed
    (distributions in excess of) net
    investment income.................  $    (1,884) $     (5,133)  $    173,040
                                        ===========  ============   ============
  Year Ended March 31, 1999
  Net investment income...............  $ 2,218,571  $  5,917,776   $ 10,315,995
  Net realized gain on investments....      593,923     2,456,793      3,569,699
  Change in unrealized
   appreciation/depreciation of
   investments during the year........     (422,604)   (2,155,194)    (1,914,414)
                                        -----------  ------------   ------------
  Net increase in net assets resulting
   from operations....................    2,389,890     6,219,375     11,971,280
  Distributions to shareholders:
   From net investment income.........   (2,233,996)   (5,917,776)   (10,412,635)
   From net realized gain on
    investments.......................      --         (2,092,147)    (5,832,403)
   In excess of net realized gain on
    investments.......................      --           (266,124)       --
  Increase in net assets from fund
   share transactions (Note 4)........   19,886,756    34,864,828     23,945,143
                                        -----------  ------------   ------------
  Net increase in net assets..........   20,042,650    32,808,156     19,671,385
  NET ASSETS:
   Beginning of year..................   32,546,624    94,935,229    196,096,787
                                        -----------  ------------   ------------
   End of year (2)....................  $52,589,274  $127,743,385   $215,768,172
                                        ===========  ============   ============
 --------
   (2) Including undistributed net
    investment income.................  $    19,896  $      6,430   $     91,559
                                        ===========  ============   ============

 --------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Financial Highlights-Selected Per Share Data and Ratios

  For a Fund share outstanding throughout each period.

                                                                                     Distributions Distributions
                           Net Asset             Net Realized             Dividends    From Net    in Excess of
                            Value,      Net     and Unrealized Total From  From Net  Realized Gain Net Realized
                           Beginning Investment  Gain (Loss)   Investment Investment      on          Gain on
                           of Period   Income   on Investments Operations   Income    Investments   Investments
                           --------- ---------- -------------- ---------- ---------- ------------- -------------
  SHORT-TERM GOVERNMENT SECURITIES FUND -- (12/31/92*)
   Year Ended March 31,
   1996...................   $6.89     $0.40        $0.09        $0.49      $(0.40)        --            --
   1997...................    6.98      0.38        (0.06)        0.32       (0.37)        --            --
   1998...................    6.93      0.37         0.07         0.44       (0.37)        --            --
   1999...................    7.00      0.34         0.04         0.38       (0.34)        --            --
   2000...................    7.04      0.35        (0.15)        0.20       (0.35)     $(0.02)          --
  INTERMEDIATE-TERM MANAGED INCOME FUND -- (12/31/92*)
   Year Ended March 31,
   1996...................   $6.75     $0.43        $0.31        $0.74      $(0.43)        --            --
   1997...................    7.06      0.41        (0.19)        0.22       (0.41)        --            --
   1998...................    6.87      0.41         0.36         0.77       (0.41)        --            --
   1999...................    7.23      0.39         0.04         0.43       (0.39)     $(0.13)       $(0.01)
   2000...................    7.13      0.40        (0.36)        0.04       (0.40)        --            --
  MANAGED INCOME FUND -- (1/9/86*)
   Year Ended March 31,
   1996...................   $8.39     $0.55        $0.44        $0.99      $(0.54)        --            --
   1997...................    8.84      0.51        (0.24)        0.27       (0.51)        --            --
   1998...................    8.60      0.49         0.58         1.07       (0.49)     $(0.01)          --
   1999...................    9.17      0.46         0.08         0.54       (0.46)      (0.26)          --
   2000...................    8.99      0.47        (0.41)        0.06       (0.47)      (0.03)          --

  * Commencement of operations
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Amount represents less than $0.01 per share.
                       See Notes to Financial Statements

                                             Ratio of   Ratio of    Ratio of
                                     Net       Net        Gross       Net
                  Net Asset        Assets,  Operating   Operating  Investment
                   Value,           End of   Expenses   Expenses     Income   Portfolio   Fee
      Total          End    Total   Period  to Average to Average  to Average Turnover  Waivers
  Distributions   of Period Return (000's)  Net Assets Net Assets+ Net Assets   Rate    (Note 2)
  -------------   --------- ------ -------- ---------- ----------- ---------- --------- --------
     $(0.40)        $6.98    7.27% $ 25,068   0.61%       0.80%      5.72%       77%     $0.01
      (0.37)         6.93    4.77%   30,804   0.61%       0.70%      5.42%       82%      0.01
      (0.37)         7.00    6.47%   32,547   0.62%       0.69%      5.28%       35%       --
      (0.34)         7.04    5.54%   52,589   0.58%       0.67%      4.79%      114%      0.01
      (0.37)         6.87    3.02%   59,307   0.54%       0.62%      5.07%       90%      0.01
     $(0.43)        $7.06   11.13% $ 68,640   0.64%       0.68%      6.06%      129%       --
      (0.41)         6.87    3.25%   78,441   0.63%       0.68%      5.91%      129%       --
      (0.41)         7.23   11.37%   94,935   0.61%       0.66%      5.68%       86%       --
      (0.53)         7.13    6.02%  127,743   0.60%       0.67%      5.29%      229%       -- ++
      (0.40)         6.77    0.59%  155,483   0.58%       0.65%      5.80%      122%       -- ++
     $(0.54)        $8.84   11.86% $ 88,900   0.96%       1.12%      6.09%      165%     $0.01
      (0.51)         8.60    3.17%  185,896   0.90%       1.04%      5.90%      238%      0.01
      (0.50)         9.17   12.79%  196,097   0.90%       1.02%      5.51%      538%      0.01
      (0.72)         8.99    5.95%  215,768   0.90%       1.03%      4.96%      268%      0.01
      (0.50)         8.55    0.72%  220,480   0.88%       1.00%      5.42%      112%      0.01

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Short-Term Government Securities Fund





  Principal                                                 Coupon     Value
   Amount                                                    Rate    (Note 1)
  ---------                                                 ------  -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 104.98%
             Federal Farm Credit Bank
 $ 4,500,000 04/05/00....................................    6.84%+ $ 4,496,582
             Federal Home Loan Bank
   9,000,000 02/26/02....................................    5.13     8,711,739
             Federal Home Loan Mortgage Corp.
  10,080,000 05/15/02....................................    5.50     9,791,692
             Federal National Mortgage Association
   2,000,000 04/10/00....................................    5.93+    1,997,035
   4,000,000 06/12/00....................................    5.65     3,993,636
   2,500,000 08/10/00....................................    5.55     2,491,878
   5,150,000 12/26/02....................................    6.15     5,026,858
   3,000,000 07/23/03....................................    5.96     2,901,870
   2,000,000 08/06/03....................................    5.94     1,932,774
   1,150,000 02/13/04....................................    5.13     1,074,891
   2,500,000 05/06/04....................................    5.74     2,379,178
             Government National Mortgage Association
   2,076,374 Pool #781036, 10/15/17......................    8.00     2,100,493
   2,228,629 Pool #8378, 07/20/18........................    6.75     2,242,832
   3,999,600 Pool #80385, 03/20/30.......................    6.00     3,914,996
             Private Export Funding Corp.
     320,000 03/15/01....................................    5.50       316,567
             U.S. Treasury Notes
   3,300,000 11/15/00....................................    5.75     3,289,687
   2,500,000 06/30/02....................................    6.25     2,484,375
   3,150,000 07/31/02....................................    6.00     3,114,562
                                                                    -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $63,134,791)..........................            62,261,645
                                                                    -----------

                                                                      Value
  Shares                                                            (Note 1)
  ------                                                           -----------
 OTHER SHORT-TERM INVESTMENTS -- 7.63%
 2,262,958 Dreyfus Government Cash Management Fund......           $ 2,262,958
 2,262,970 Fidelity U.S. Treasury II Fund...............             2,262,970
                                                                   -----------
           TOTAL OTHER SHORT-TERM INVESTMENTS
           (Cost $4,525,928)............................             4,525,928
                                                                   -----------
 TOTAL INVESTMENTS
 (Cost $67,660,719*).....................................  112.61% $66,787,573
 OTHER ASSETS & LIABILITIES (NET)........................  (12.61)  (7,480,373)
                                                           ------  -----------
 NET ASSETS..............................................  100.00% $59,307,200
                                                           ======  ===========

--------
*Aggregate cost for Federal tax and book purposes.
+Discount Rate
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Intermediate-Term Managed Income Fund




  Principal                                                Coupon     Value
   Amount                                                   Rate     (Note 1)
  ---------                                                ------  ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 45.45%
             Federal Home Loan Mortgage Corp.
 $     4,913 Pool #218374, 07/01/02.....................   10.50%  $      4,944
   9,985,000 04/29/09...................................    6.45      9,295,975
   2,000,000 04/25/21...................................    6.75      1,935,850
             Federal National Mortgage Association
   5,367,872 Pool #437416, 09/01/28.....................    6.00      4,885,805
   1,261,695 Pool #439102, 09/01/28.....................    6.00      1,148,387
   4,365,492 Pool #516791, 12/01/29.....................    7.50      4,292,999
   3,313,196 Pool #525818, 12/01/29.....................    7.50      3,258,177
             Government National Mortgage Association
      42,882 Pool #195801, 01/15/17.....................    8.50         44,033
     116,642 Pool #195833, 04/15/17.....................    8.50        119,771
      49,070 Pool #212760, 04/15/17.....................    8.50         50,386
   2,906,162 Pool #781036, 10/15/17.....................    8.00      2,939,920
      54,169 Pool #334299, 05/15/23.....................    8.00         54,798
   1,362,835 Pool #367412, 11/15/23.....................    6.00      1,248,110
   2,813,340 Pool #366379, 12/15/23.....................    6.50      2,654,150
   2,820,131 Pool #353454, 05/15/27.....................    7.50      2,796,213
   2,685,456 Pool #460827, 06/15/28.....................    6.50      2,533,503
   4,777,411 Pool #2699, 01/20/29.......................    6.00      4,351,357
             U.S. Treasury Notes
   7,200,000 05/15/04...................................    5.25      6,914,254
   5,385,000 08/15/04...................................    6.00      5,316,007
  17,125,000 11/15/04...................................    5.88     16,819,969
                                                                   ------------
             TOTAL U.S. GOVERNMENT &
             AGENCY OBLIGATIONS
             (Cost $72,997,928).........................             70,664,608
                                                                   ------------
 CORPORATE BONDS -- 27.75%
   2,650,000 Associates Corp. of North America,
             07/15/02...................................    6.38      2,589,636
   3,000,000 Avnet, Inc., 02/15/05......................    7.88      3,021,009
   2,775,000 BankBoston N.A., 09/15/07..................    7.00      2,630,125
   3,550,000 BB&T Corp., 06/30/05.......................    6.38      3,356,866
   3,900,000 Comerica Bank, 10/15/02....................    7.25      3,871,343
   5,000,000 Countrywide Home Loans, Inc., Series F,
             10/08/02...................................    6.38      4,854,355
   1,000,000 Dayton Hudson, 10/01/01....................    6.80        993,667
   4,000,000 Ford Motor Credit Co., 02/23/04............    5.75      3,770,452
   4,000,000 General Electric Capital Corp., Series A,
             10/08/02...................................    6.52      3,945,984
   3,600,000 General Motors Corp., 05/01/05.............    6.25      3,409,337
   5,000,000 John Deere Capital Corp., 10/15/02.........    7.00      4,944,170
   1,325,000 McDonald's Corp., 06/23/02.................    6.00      1,291,728
   4,000,000 Morgan Stanley Dean Witter & Co., 01/15/03.    7.13      3,976,204
     500,000 Times Mirror Co.,10/15/01..................    6.65        494,521
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost $44,295,184).........................             43,149,397
                                                                   ------------

 Principal                                                 Coupon     Value
   Amount                                                   Rate     (Note 1)
 ---------                                                 ------  ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.46%
 $2,000,000 Commercial Mortgage Asset Trust, 1999-C1 B,
            07/17/13....................................     7.23% $  1,936,409
  1,900,000 Fannie Mae-Aces, 1997-M5 C, 08/25/07........     6.74     1,845,137
  2,121,763 LB Commercial Conduit Mortgage Trust, 1999-
            C1 A1, 08/15/07.............................     6.41     2,036,021
  2,964,162 Morgan Stanley Capital I, 1999-CAM1 A1,
            04/15/04....................................     6.54     2,904,212
  1,600,779 Mortgage Capital Funding, Inc., 1998-MC1 A1,
            06/18/07....................................     6.42     1,545,128
  2,500,000 Nationslink Funding Corp., 1999-2 B,
            11/20/08....................................     7.53     2,472,312
  4,750,000 Nomura Asset Securities Corp., 1998-D6 A1B,
            03/17/28....................................     6.59     4,453,203
  2,200,000 Paine Webber Mortgage Acceptance Corp.,
            1995-M1 A, 01/15/07.........................     6.70     2,176,559
                                                                   ------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Cost $19,930,726)..........................             19,368,981
                                                                   ------------
 ASSET-BACKED SECURITIES -- 5.55%
  1,000,000 American Express Credit Account Master
            Trust, 2000-1 A, 09/17/07...................     7.20     1,001,915
  4,300,000 CIT RV Trust, 1999-A A4, 06/15/13...........     6.16     4,168,527
  3,500,000 Ford Credit Auto Owner Trust, 1999-C A4,
            09/16/02....................................     6.08     3,463,828
                                                                   ------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost $8,708,459)...........................              8,634,270
                                                                   ------------
 CERTIFICATE OF DEPOSIT -- 3.23%
  5,000,000 Mercantile Safe Deposit & Trust, 01/25/02
            (Cost $5,000,000)...........................     7.22     5,012,500
                                                                   ------------
   Shares
   ------
 OTHER SHORT-TERM INVESTMENTS -- 4.81%
  3,742,339 Dreyfus Government Cash Management Fund.....              3,742,340
  3,742,264 Fidelity U.S. Treasury II Fund..............              3,742,264
                                                                   ------------
            TOTAL OTHER SHORT-TERM INVESTMENTS
            (Cost $7,484,604)...........................              7,484,604
                                                                   ------------
 TOTAL INVESTMENTS (Cost $158,416,901*).................    99.25% $154,314,360
 OTHER ASSETS & LIABILITIES (NET).......................     0.75     1,168,920
                                                           ------  ------------
 NET ASSETS.............................................   100.00% $155,483,280
                                                           ======  ============

--------
* For Federal income tax purposes, the tax basis of investments aggregates $158,475,374.
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Managed Income Fund




  Principal                                                Coupon     Value
   Amount                                                   Rate     (Note 1)
  ---------                                                ------  ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 47.79%
             Federal National Mortgage Association
 $ 6,600,000 09/15/09...................................    6.63%  $  6,358,037
  10,000,000 06/01/17...................................    0.00      3,020,450
   5,611,993 Pool #516791, 12/01/29.....................    7.50      5,518,800
   8,422,229 Pool #525909, 12/01/29.....................    7.50      8,282,369
             Government National Mortgage Association
   4,583,667 Pool #2562, 03/20/28.......................    6.00      4,174,891
   5,391,468 Pool #2576, 04/20/28.......................    6.00      4,910,651
   2,846,919 Pool #2687, 12/20/28.......................    6.00      2,593,028
   6,879,930 Pool #80311, 08/20/29......................    5.50      6,665,448
   4,000,000 Pool #80385, 03/20/30......................    6.00      3,915,388
             U.S. Treasury Bonds
   2,000,000 05/15/16...................................    7.25      2,211,250
  30,165,000 08/15/17...................................    8.88     38,592,347
             U.S. Treasury Notes
   3,050,000 02/15/10...................................    6.50      3,157,705
   9,300,000 02/15/10...................................   11.75     11,290,786
             U.S.Treasury Inflation Index Bond
   4,713,117 04/15/29...................................    3.88      4,674,823
                                                                   ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $107,361,840)........................            105,365,973
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.10%
   6,000,000 Commercial Mortgage Asset Trust, 1999-C1 B,
             07/17/13...................................    7.23      5,809,227
   9,000,000 DLJ Mortgage Acceptance Corp., 1997-CF2 A3,
             09/15/07...................................    6.99      8,570,999
   6,039,710 Government National Mortgage Association,
             1999-19 A, 08/16/25........................    6.50      5,768,429
   8,855,964 LB Commercial Conduit Mortgage Trust, 1999-
             C1 A1, 08/15/07............................    6.41      8,498,088
   5,000,000 Morgan Stanley Capital I, 1999-WF1 B,
             10/15/08...................................    6.32      4,643,225
   2,586,545 Mortgage Capital Funding, Inc., 1998-MC1
             A1, 06/18/07...............................    6.42      2,496,623
   4,400,000 Nomura Asset Securities Corp., 1998-D6 A1B,
             03/17/28...................................    6.59      4,125,072
                                                                   ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $41,458,307).........................             39,911,663
                                                                   ------------

  Principal                                                Coupon     Value
   Amount                                                   Rate     (Note 1)
  ---------                                                ------  ------------
 ASSET-BACKED SECURITIES -- 17.15%
 $ 3,000,000 California Infrastructure SDG&E 1997-1 A5,
             09/25/05...................................     6.19% $  2,924,985
   4,000,000 Caterpillar Financial Asset Trust, 1998-A
             A3, 04/25/03...............................     5.85     3,963,300
   8,000,000 CIT RV Trust, 1999-A A4, 06/15/13..........     6.16     7,755,400
   6,965,000 Citibank Credit Card Master Trust I, 1998-9
             A, 01/09/06................................     5.30     6,528,469
   8,075,000 Green Tree Home Equity Loan Trust, 1999-A
             A2, 02/15/14...............................     5.78     7,999,458
   5,000,000 Peco Energy Transition Trust, 1999-A A4,
             03/01/07...................................     5.80     4,722,025
   3,975,000 PP&L Transition Bond Co., LLC, 1999-1 A6,
             12/26/07...................................     6.96     3,917,382
                                                                   ------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost $38,873,490).........................             37,811,019
                                                                   ------------
 CORPORATE BONDS -- 11.32%
   5,000,000 Associates Corp. of North America,
             04/20/04...................................     5.80     4,708,385
   5,000,000 Associates Corp. of North America, Series
             H, 09/27/02................................     6.71     4,918,190
   8,000,000 Ford Motor Credit Co., 02/23/04............     5.75     7,540,904
   3,000,000 Lehman Brothers Holdings, 04/01/04.........     6.63     2,891,928
   5,000,000 Morgan Stanley Dean Witter & Co., 08/01/02.     6.38     4,892,025
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost $25,779,459).........................             24,951,432
                                                                   ------------
 CERTIFICATE OF DEPOSIT -- 2.59%
   6,000,000 Mercantile Safe Deposit & Trust, 05/17/04
             (Cost $6,000,000)..........................     6.10     5,715,000
                                                                   ------------
   Shares
   ------
 OTHER SHORT-TERM INVESTMENTS -- 3.45%
   3,802,442 Dreyfus Government Cash Management Fund....              3,802,441
   3,804,587 Fidelity U.S. Treasury II Fund.............              3,804,587
                                                                   ------------
             TOTAL OTHER SHORT-TERM INVESTMENTS
             (Cost $7,607,028)..........................              7,607,028
                                                                   ------------
 TOTAL INVESTMENTS (Cost $227,080,124*).................   100.40% $221,362,115
 OTHER ASSETS & LIABILITIES (NET).......................    (0.40)    (882,590)
                                                           ------  ------------
 NET ASSETS.............................................   100.00% $220,479,525
                                                           ======  ============

--------
* For Federal income tax purposes, the tax basis of investments aggregates $227,209,627.
                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in eighteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

  (a) Portfolio Valuation:

    Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Fund's Board of Directors.

    Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

    Investment in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to United States dollars equivalent at the prevailing market rate on the day of conversion.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (c) Repurchase agreements:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Federal taxes:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 2000, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                                                 Expiration Date
                                                                    March 31,
                                                                      2008
                                                                 ---------------
   Short-Term Government Securities Fund........................   $  381,000
   Intermediate-Term Managed Income Fund........................    2,113,000
   Managed Income Fund..........................................    2,229,000

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund incurred, and elected to defer, net capital losses of approximately $115,000, $2,174,000 and $2,137,000, respectively, for the year ended March 31, 2000.

    At March 31, 2000, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                       Tax Basis     Tax Basis        Net
                                       Unrealized    Unrealized    Unrealized
                                      Appreciation (Depreciation) Depreciation
                                      ------------ -------------- ------------
   Short-Term Government Securities
    Fund.............................        --     $  (873,146)  $  (873,146)
   Intermediate-Term Managed Income
    Fund.............................   $290,928     (4,451,942)   (4,161,014)
   Managed Income Fund...............    351,040     (6,198,552)   (5,847,512)

  (f) Expense Allocation:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions

    United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of .30% of the average daily net assets of the Short-Term Government Securities Fund, .35% of the average daily net assets of the Intermediate-Term Managed Income Fund and .75% of the average daily net assets of the Managed Income Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.


    On January 12, 2000, The Charles Schwab Corporation ("Schwab") and U.S. Trust Corporation entered into a definitive agreement to merge (the "Merger"). After the Merger, U.S. Trust Corporation will be a wholly-owned subsidiary of Schwab. The Merger is subject to the approval of U.S. Trust Corporation shareholders. The Merger is expected to take place on or about May 31, 2000, but could occur later.

    As a consequence of the Merger and in order to provide continuity of investment advisory services, the Board of Directors of Excelsior Fund proposed for the approval of its shareholders a new advisory agreement with U.S. Trust. The new proposed advisory agreement was submitted to and approved by a vote of Excelsior Fund shareholders -- see "Voting Results of Special Meeting of Shareholders". The new advisory agreement will become effective on the date of the Merger.

    U.S. Trust Company, Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative
  Services (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 2000, administration fees charged by U.S. Trust Company were as follows:

     Short-Term Government Securities Fund............................. $26,233
     Intermediate-Term Managed Income Fund.............................  62,632
     Managed Income Fund...............................................  93,531

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the period from April 1, 1999 through November 18, 1999, U.S. Trust voluntarily waived fees and reimbursed expenses to the extent necessary for Short-Term Government Securities Fund and Intermediate-Term Managed Income Fund to maintain an annual expense ratio of not more than .62% and .72%, respectively. Beginning November 19, 1999, U.S. Trust contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2000 to the extent necessary to keep total operating expenses from exceeding certain annual percentages of each Portfolio's average daily net assets specified below. U.S. Trust has extended this contractual agremeent through the fiscal year ended March 31, 2001.

     Short-Term Government Securities Fund................................ 0.60%
     Intermediate-Term Managed Income Fund................................ 0.65%
     Managed Income Fund.................................................. 0.90%

  In addition, currently, U.S. Trust is voluntarily limiting its investment advisory fee to .65% of the average daily net assets for Managed Income Fund.

  For the year ended March 31, 2000, no reimbursements were required for Short-Term Government Securities Fund and Intermediate-Term Managed Income Fund and U.S Trust waived investment advisory fees totaling $216,294 for Managed Income Fund.

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative service fees paid to affiliates of U.S. Trust amounted to $205,265 for the year ended March 31, 2000. Through the year ended March 31, 2000, U.S. Trust and the Administrators voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees expense (including fees paid to affiliates of U.S. Trust) by such Portfolio. They will continue to do so through July 31, 2000. Effective August 1, 2000, U.S. Trust has voluntarily agreed to continue waiving investment advisor and administration fees payable by each portfolio in an amount equal to the administrative services fees expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2000, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                       U.S. Trust Administrators
                                                       ---------- --------------
     Short-Term Government Securities Fund............  $ 46,764       $674
     Intermediate-Term Managed Income Fund............   102,520        340
     Managed Income Fund..............................    59,713        184

  Edgewood Services, Inc. ("the Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000. Effective March 3, 2000, each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee.

3. Purchases and Sales of Securities:

  For the year ended March 31, 2000, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                      ------------ ------------
     Short-Term Government Securities Fund........... $ 59,468,848 $ 49,685,070
     Intermediate-Term Managed Income Fund...........  203,321,607  169,502,176
     Managed Income Fund.............................  243,316,696  230,225,777

4. Common Stock:

  Excelsior Fund has authorized capital of 35 billion shares of Common Stock,
28.875 billion of which is currently classified to represent interests in one of eighteen separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 375 million shares of the Managed Income Fund, and 500 million shares each of the Short-Term Government Securities Fund and the Intermediate-Term Managed Income Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

                                 Short-Term Government Securities Fund
                           ----------------------------------------------------
                              Year Ended 03/31/00        Year Ended 03/31/99
                           --------------------------  ------------------------
                             Shares        Amount        Shares       Amount
                           -----------  -------------  ----------  ------------
Sold.....................   19,559,354  $ 135,260,251   4,313,755  $ 30,390,997
Issued as reinvestment of
 dividends...............       84,441        585,766      77,059       543,382
Redeemed.................  (18,490,692)  (127,769,237) (1,565,745)  (11,047,623)
                           -----------  -------------  ----------  ------------
Net Increase.............    1,153,103  $   8,076,780   2,825,069  $ 19,886,756
                           ===========  =============  ==========  ============
                                 Intermediate-Term Managed Income Fund
                           ----------------------------------------------------
                              Year Ended 03/31/00        Year Ended 03/31/99
                           --------------------------  ------------------------
                             Shares        Amount        Shares       Amount
                           -----------  -------------  ----------  ------------
Sold.....................   12,866,252  $  88,475,071   7,225,482  $ 52,716,314
Issued as reinvestment of
 dividends...............       51,115        351,757      60,786       444,096
Redeemed.................   (7,864,681)   (53,661,453) (2,507,271)  (18,295,582)
                           -----------  -------------  ----------  ------------
Net Increase.............    5,052,686  $  35,165,375   4,778,997  $ 34,864,828
                           ===========  =============  ==========  ============
                                          Managed Income Fund
                           ----------------------------------------------------
                              Year Ended 03/31/00        Year Ended 03/31/99
                           --------------------------  ------------------------
                             Shares        Amount        Shares       Amount
                           -----------  -------------  ----------  ------------
Sold.....................    8,709,982  $  75,343,096   6,445,954  $ 59,579,168
Issued as reinvestment of
 dividends...............      208,735      1,805,948     308,474     2,850,516
Redeemed.................   (7,148,559)   (61,794,612) (4,143,351)  (38,484,541)
                           -----------  -------------  ----------  ------------
Net Increase.............    1,770,158  $  15,354,432   2,611,077  $ 23,945,143
                           ===========  =============  ==========  ============

5. Line of Credit:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2000, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors of
Excelsior Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Short-Term Government Securities, Intermediate-Term Managed Income, and Managed Income Portfolios (three of the portfolios constituting the Excelsior Funds, Inc.) (the "Funds") as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of above mentioned Portfolios of Excelsior Funds, Inc. at March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                             /s/ Ernst & Young LLP
Boston, Massachusetts
May 24, 2000

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2000, the designation for the Short-Term Government Securities Fund and the Managed Income Fund of 20% long-term capital gains are approximately $159,000 and $758,000, respectively.

  For the year ended March 31, 2000, the percentage of income earned from direct treasury obligations was as follows:

                                                                        Interest
                                                                         Earned
                                                                        --------
   Short-Term Government Securities Fund...............................  54.75%
   Intermediate-Term Managed Income Fund...............................  23.98%
   Managed Income Fund.................................................  33.19%

--------------------------------------------------------------------------------

         Voting Results of Special Meeting of Shareholders: (Unaudited)

  The proposal described below was submitted to a vote of shareholders of Excelsior Fund at a special meeting of shareholders held on May 3, 2000 (the "Meeting"):

  Proposal -- Approval of a new investment advisory agreement between the Portfolios and U.S. Trust:

  At the Meeting, the shareholders of each Portfolio approved the Proposal as follows:

              Portfolio                   For     Against Abstain
              ---------                ---------- ------- -------
Short-Term Government Securities Fund   4,868,677  15,343  45,770
Intermediate-Term Managed Income Fund  13,639,051 294,077 239,132
Managed Income Fund                    19,624,409  19,366  61,780

USTFIA300